Exhibit 99.2
 Deep Insights Advancing Impactful Medicines  40th Annual J.P. Morgan Healthcare ConferenceJanuary 10-13, 2022

   Disclaimers  Various statements in this presentation concerning the future expectations, plans and prospects of Scholar Rock, Inc. (“Scholar Rock”), including without limitation, Scholar Rock’s expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for apitegromab, SRK-181, and other product candidates and indication selection and development timing, its cash runway, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 trial of apitegromab or Part A of the Phase 1 trial of SRK-181, are not predictive of, may be inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including the Phase 3 trial of apitegromab in SMA and Part B of the Phase 1 trial of SRK-181, respectively, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, the success of Scholar Rock’scurrent and potential future collaborations, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of public health pandemics such as COVID-19 on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as well as discussions of potential risks, uncertainties, and other importantfactors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’sviews only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.  © Scholar Rock, Inc. All rights reserved. January 2022.

Bringing a Revolutionary Approach to Highly Sought-After Growth Factors Implicated in Devastating Diseases

Scholar Rock's Target
Growth Factor Precursor (Latent Form)



Scholar Rock's R&D Platform
Transform Medical Practice

- Pursue important targets with well-validated biology but are difficult to drug
- Apply revolutionary approach to tough targets
  - Leverage deep insights into structure and function
  - Engineer antibodies to deliver differentiated therapeutic profiles (i.e. exquisite selectivity)

TOPAZ demonstrated the therapeutic potential of inhibiting the latent forms of growth factors

ScholarRock 3

Portfolio Spanning All Stages of Discovery and Development



2021 Q4
2022 Q1
Q2
Q3
Q4
Apitegromab
Spinal Muscular Atrophy (SMA)
SAPPHIRE Phase 3 Trial
TOPAZ extension (55 of the 57 patients who completed TOPAZ 12-month period continue to participate in the extension)
Apitegromab
Other Indications
Continued Studies to Explore Opportunities to Serve Broader SMA Population (e.g., Type 1 and ambulatory SMA)
Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies
SRK-181
Immuno-Oncology and Oncology
DRAGON Part A: dose escalation and continued follow-up
DRAGON Part B: parallel POC evaluations in multiple tumor types
Urothelial Carcinoma
Melanoma
Non-small Cell Lung Cancer (NSCLC)
Clear Cell Renal Cell Carcinoma (ccRCC)
Other Solid Tumor Types
Preclinical/ Platform
Continue to discover and advance preclinical programs
TGFβ1 in Fibrosis (LTBP)
RGMc (BMP6 Co-Receptor)
Additional Early Programs

ScholarRock 4

   Apitegromab Positioned to be Next Potential Transformative Therapy for Patients with SMA

Potential to Pioneer a New Treatment Era: Opportunity for Muscle-Directed Therapy to Complement SMN Upregulators

	SPINRAZA (nusinersen) injection 12 mg/5 mL	Evrysdi risdiplam	zolgensma (onasemnogene abeparvovec-xioi) suspension for intravenous infusion
Phase 3 Trial Design	• Non-ambulatory Type 2/3 • 2-12 years of age • **Primary endpoint:** Mean change from baseline in HFMSE at 15 months	• Non-ambulatory Type 2/3 • 2-25 years of age • **Primary endpoint:** Mean change from baseline in MFM-32 at 12 months	• Infantile-onset Type 1 • <6 months of age • **Primary endpoints:** Ability to sit independently and event-free survival
Indication	• Type 1, 2, and 3 SMA in pediatric and adult patients	• Type 1, 2, 3 SMA in patients 2 months of age and older	• SMA in patients less than 2 years of age
Market Penetration	• >11,000* patients treated WW • $2+ billion in revenues (LTM)	• ~4,000** patients treated WW • ~CHF243 million in revenues (1H21)	• ~1,200*** patients treated WW • ~$1.2 billion in revenues (LTM)

Patients continue to experience major functional impairments despite utilization of SMN upregulators

*As of Biogen 2Q21 financial update on 7/22/21; includes patients treated worldwide in post-marketing setting, expanded access program, and clinical trials.
**As of Roche 1H21 financial update on 7/22/21; includes patients treated worldwide between clinical trials, commercial, and compassionate use program.
***As of Novartis 2Q21 financial update on 7/21/21; commercially, via managed access programs and in clinical trials
HFMSE = Hammersmith Functional Motor Scale Expanded; MFM-32 = Motor Function Measure – 32 items

ScholarRock 6

Spinal Muscular Atrophy Overview

Global disease with 30,000-35,000 affected in U.S. and Europe alone

- Significant, progressive motor function impairment; many lose ambulation
- Severe, progressive disabilities and unable to walk independently
- Infantile onset; unable to sit up independently


Type 3
35%
Type 2
51%
Type 1
14%

TOPAZ* 12-month results showed transformative potential in non-ambulatory Type 2 and 3 patients

Represents ~2/3 of overall patient population

Motor neuron impairment and loss due to SMN genetic deficiency, leading to muscle atrophy and weakness

**TOPAZ Phase 2 trial evaluated patients with Type 2 and 3 SMA (did not include Type 1)*
Lallyet al, OrphanetJournal of Rare Diseases, 2017

ScholarRock 7

   8  TOPAZ Top-Line Data Showed Apitegromab’sTransformative Potential in Patients with Type 2/3 SMA  ✔ Apitegromab led to HFMSE improvements in both non-ambulatory cohorts (including patients started on nusinersen at age > 5)  * Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg**Non-ambulatory patients who initiated background nusinersen at a young age of <5 years and treated with apitegromab 20 mg/kg dose  At 12 months  Mean HFMSE increase  ≥1-point increase  ≥3-point increase  Initiated background nusinersen age <5**  +7.1 points  88% (7/8) of patients  63% (5/8) of patients  Initiated background nusinersen age ≥5  +0.6 points  64% (9/14) of patients  29% (4/14) of patients  ✔ Majority of non-ambulatory patients* experienced HFMSE increases from apitegromab as add- on during chronic maintenance phase of SMN therapy                                                                    20151050-5-10  HFMSE change from baseline

   SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ          9  TOPAZ Learnings  SAPPHIRE Design Elements  Largest HFMSE gains observed in the non- ambulatory Type 2/3 SMA cohorts  Study population: Non-ambulatory Type 2/3 SMAPrimary efficacy endpoint: HFMSE  Exploratory age 2-12 analysis in non-ambulatory Type 2/3 showed transformative potential  Age 2-12 will be main efficacy population  HFMSE gains evident by 12 months of treatment  12 month treatment duration  Dose response seen (greater effect observed with 20 mg/kg over 2 mg/kg)  20 mg/kg apitegromab doseTo explore potential that dose between 2 and 20 mg/kg may be comparable to 20 mg/kg, will also evaluate 10 mg/kg arm

   SAPPHIRE Phase 3 Design Optimized by Insights from TOPAZ          10  TOPAZ Learnings  SAPPHIRE Design Elements  Largest HFMSE gains observed in the non- ambulatory Type 2/3 SMA cohorts  Study population: Non-ambulatory Type 2/3 SMAPrimary efficacy endpoint: HFMSE  Exploratory age 2-12 analysis in non-ambulatory Type 2/3 showed transformative potential  Age 2-12 will be main efficacy population  HFMSE gains evident by 12 months of treatment  12 month treatment duration  Dose response seen (greater effect observed with 20 mg/kg over 2 mg/kg)  20 mg/kg apitegromab doseTo explore potential that dose between 2 and 20 mg/kg may be comparable to 20 mg/kg, evaluating 10 mg/kg arm

SAPPHIRE (Phase 3) Trial Overview

Main Population

Patients (age 2-12) with Non-ambulatory Type 2/3 SMA

Apitegromab (20 mg/kg IV q4w) + SMN upregulator
N = 52

Apitegromab (10 mg/kg IV q4w) + SMN upregulator
N = 52

Placebo + SMN upregulator
N = 52

52 weeks treatment

SAPPHIRE

- Randomized, double-blind, placebo-controlled, parallel arm design
- Add-on to background SMN therapy (enrolling patients on nusinersen as well as patients on risdiplam)
- Primary efficacy endpoint: mean HFMSE change from baseline at 12 months
- Study start-up activities commenced

ScholarRock 11

Additional Therapeutic Opportunities May Be Pursued With Separate Development Strategies

Global disease with 30,000-35,000 affected in U.S. and Europe alone



Type 3
35%
Type 2
51%
Type 1
14%
C
A
B

C — Ambulatory patients

- Smaller population but high unmet need as benefits of SMN regulators not well-established
- TOPAZ suggests potential clinical benefit in a subset of patients

A — Apitegromab in non-ambulatory Type 2 and 3 SMA with background SMN upregulators

- Represents 2/3 of overall patients
- Patients already treated with or eligible for SMN upregulator therapy
- Improvements in motor function on top of SMN upregulators observed in TOPAZ

B — Type 1 SMA, including those treated with gene therapy

- Highest incidence population and growing prevalence due to SMN upregulator treatment
- TOPAZ showed benefits of early treatment suggesting potential in Type 1 patients

ScholarRock 12

   SRK-181: Potential Transformative Backbone for a New Era ofCancer Immunotherapy

SRK-181: Unique TGFβ1-Selective Approach to Overcoming Checkpoint Inhibitor Resistance

Scholar Rock's Target
SRK-181: Latent TGFβ1 Inhibitor



Traditional target:
"Mature" growth factor

- ✓ **Inhibits TGFβ1 pathway** - implicated in CPI resistance
- ✓ **Highly selective targeting** - avoids inhibiting latent TGFβ2 and TGFβ3 isoforms
- ✓ **Aimed at increasing therapeutic window** – potentially avoids toxicities associated with non-selective TGFβ inhibition
- ✓ **Therapeutic flexibility** - pair with any CPI and optimize dosing of each component of combination therapy

ScholarRock 14

SRK-181 Therapeutic Hypothesis: Potential Advantages of Latent TGFβ1 Inhibitor

	SRK-181*	Bifunctional TGFβ/CPI	ALK5 Inhibitor	Nonselective TGFβ antibody
Selectivity for TGFβ1: potential for wider therapeutic window and improved safety	✓	X	X	X
Ability to combine with any anti-PD-(L)1	✓	X	✓	✓
Ability to optimize dosing of each component of combination therapy	✓	X	✓	✓
Activity spatially distinct from anti-PD-(L)1 in tissue	✓	X	✓	✓

SRK-181 is an investigational product candidate currently being evaluated in DRAGON phase 1 clinical trial. The efficacy and safety of SRK-181 have not been established.

ScholarRock 15

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy

Melanoma (Cloudman S91) model: Combination treatment led to tumor regression and survival benefit

Tumor Regression: Monotherapy



SRK-181-mIgG1 (30 mg/kg QW)
Anti-PD1 (10 mg/kg BIW)
Tumor volume (mm3)
2000
1500
1000
500
0
0 14 28 42 56 70
Responders 0/12
3/12
Days after treatment initiation

Tumor Regression: Combination Therapy



Anti-PD1/SRK-181-mIgG1 (10 mg/kg QW)
Anti-PD1/SRK-181-mIgG1 (30 mg/kg QW)
2000
1500
1000
500
0
0 14 28 42 56 70
4/9
8/11
Days after treatment initiation

Survival Benefit



100
75
50
25
0
0 14 28 42 56 70
Days after treatment initiation
Control
SRK-181-mIgG1 (30 mg/Kg/wk)
Anti-PD1 (10 mg/Kg/2xwk)
Anti-PD1 + SRK-181-mIgG1 (3 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (10 mg/Kg/wk)
Anti-PD1 + SRK-181-mIgG1 (30 mg/Kg/wk)

*P<0.01.
†P<0.05 Log-rank (Mantel-Cox test) vs anti-PD1.

Overcoming immune exclusion

Anti-PD1



Anti-PD1/ SRK-181-mIgG1 led to influx of CD8+ cells in preclinical bladder tumor model



Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications.

ScholarRock

16

TGFβ1 Isoform Specificity of SRK-181 Improved Preclinical Toxicity Profile



Microscopic observations in heart
Valvulopathy
Atrium—Mixed cell infiltrate
Myocardium—Degeneration/necrosis
Myocardium—Hemorrhage
Myocardium—Mixed cell infiltrate, base
Coronary artery—Necrosis with inflammation
Cardiomyocyte—Necrosis/inflammatory cell infiltrate
Control
Vehicle
iv, qwk x 4
LY2109761
300 mg/kg
po, qd x 8
PanTGFβAb
30 mg/kg
Iv, 1 dose
SRK-181
10 mg/kg
iv, qwk x 4
30 mg/kg
iv, qwk x 4
100 mg/kg
iv, qwk x 4
LEGEND
Unremarkable
Minimal
Slight
Moderate

Repeat dose pilot toxicology study in adult female Sprague Dawley rats:

- Cardiac findings were exhibited in animals dosed with a pan-TGFβ antibody or LY2109761 (inhibitor of ALK5, common TGFβ receptor kinase) as expected based on published data†
- No cardiotoxicities (valvulopathy) were noted with SRK-181
  - NOAEL for SRK-181 was the highest dose evaluated of 100 mg/kg QW

4-week GLP toxicology studies:

- Rats: NOAEL for SRK-181 was up to highest evaluated dose of 200 mg/kg QW
- Non-human primates: NOAEL for SRK-181 was up to highest evaluated dose of 300 mg/kg QW

Selectivity of SRK-181 offers potential to overcome toxicity and dose-limiting challenges of non-selective TGFβ pathway approaches

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med* 2020 Mar 25;12(536): eaay8456.
*Source: Anderton MJ, et al. Induction of heart valve lesions by small-molecule ALK5 inhibitors. *Toxicol Pathol.* 2011;39: 916-924.; and Stauber AJ, et al. Nonclinical safety evaluation of a transforming growth factor β Receptor I kinase inhibitor in Fischer 344 rats and beagle dogs. *J Clin Pract.* 2014: 4:3.

ScholarRock 17

DRAGON Phase 1 POC Trial to Evaluate SRK-181's Ability to Overcome Primary Resistance to Checkpoint Inhibitors

DRAGON

Part A

A1: SRK-181 all-comers

- SRK-181 80 mg (n=1)
- SRK-181 240 mg (n=1)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)
- SRK-181 3000 mg (n=3)*

A2: SRK-181+anti-PD-(L)1; non-responders to prior anti-PD-(L)1

- SRK-181 240 mg (n=3)
- SRK-181 800 mg (n=3)
- SRK-181 1600 mg (n=3)
- SRK-181 2400 mg (n=3)

Part B

SRK-181 + anti-PD-(L)1; non-responders to prior anti-PD-(L)1
n=up to 40/cohort

Cohort: Non-small cell lung cancer	SRK-181 + pembrolizumab
Cohort: Urothelial carcinoma	SRK-181 + pembrolizumab
Cohort: Cutaneous melanoma	SRK-181 + pembrolizumab
Cohort: Clear cell renal cell carcinoma**	SRK-181 pembrolizumab
Cohort: Other solid tumor types	SRK-181 + any anti-PD-(L)1

Note: In Part A, SRK-181 is administered q3w, with the exception of a 2000 mg q2w cohort in Part A1. In Part B, SRK-181 is administered at 1500 mg q3w for combination with anti-PD-(L)1 therapy dosed q3w (or at 1000 mg q2w for combination with anti-PD-[L]1 therapy dosed q2w)

* A cohort of 2000 mg Q2W (n=3) was also evaluated.

**The clear cell RCC cohort will also explore the effects of SRK-181 in patients with relapsed response after anti-PD-(L)1 treatment.

NCT04291079 on www.clinicaltrials.gov.

ScholarRock 18

DRAGON Part A: Preliminary Anti-Tumor Effects*


Part A1
2400 mg q3w
2400 mg q3w
240 mg q3w
2400 mg q3w
2000 mg q2w
2000 mg q2w
2000 mg q2w
800 mg q3w
1600 mg q3w
800 mg q3w
3000 mg q3w
1600 mg q3w
3000 mg q3w
80 mg q3w
1600 mg q3w
800 mg q3w
2000 mg q2w
3000 mg q3w
1600 mg q3w
Ovarian
Ovarian
Ovarian
Colorectal
Testicular
Pancreatic
Pancreatic
Colorectal
Colorectal
Prostate
Colorectal
Primary Unknown
Prostate
Primary Unknown
Prostate
Colorectal
SCC
Prostate
Colorectal
Part A2
240 mg q3w
800 mg q3w
1600 mg q3w
800 mg q3w
1600 mg q3w
800 mg q3w
240 mg q3w
1600 mg q3w
240 mg q3w
1600 mg q3w
Oropharynx
RCC
RCC
Liver
Melanoma
NSCLC
Oropharynx
RCC
Uterine
RCC
Clinical cutoff date: September 7, 2021
Assessments:
Partial Response
Progressive Disease
Best reponse of PR
Best response of SD
Best response of PD
Not Evaluated
Ongoing
Discontinued
0 1 2 3 4 5 6 7 8 9
Months

Part A1 (n=19)

- 8 patients had best response of stable disease (SD)
- 3 ovarian cancer patients had best response of SD, with tumor regressions in 2 of these individuals

Part A2 (n=10)

- At 800 mg q3w, 1 partial response (PR) was observed in patient with anti-PD-1-resistant renal cell carcinoma (RCC)
- 4 patients had best response of SD including 1 oropharynx cancer patient with tumor regression

*Preliminary anti-tumor effects were assessed using RECIST1.1 and reported based upon local investigator reads

ScholarRock 19

DRAGON Has Advanced to Part B to Test Proof of Concept for SRK-181 in Overcoming Anti-PD-(L)1 Resistance

- Part B dose selected based upon Part A data & PK modeling: 1500 mg q3w*
  - Estimated to offer drug exposure at levels exceeding those hypothesized as needed for anti-tumor effect based on preclinical data and PK modeling
- Part B encompasses multiple POC cohorts (enrolling up to 40 patients each)
  - Enrolling patients with primary resistance to anti-PD-(L)1 therapy
  - Enriched with solid tumor types for which it is hypothesized there may be higher potential for early efficacy signals based upon translational and preclinical insights
  - Additional Part B cohort of clear cell renal cell carcinoma (ccRCC) being added based on emerging insights, including preliminary data from Part A

*For patients receiving anti-PD-(L)1 therapy dosed at q2w frequency, SRK-181 will be dosed at 1000 mg q2w

NCT04291079 on www.clinicaltrials.gov.

ScholarRock 20

Biomarker Strategies Employed in DRAGON Trial

Multiple tissue-based and circulating biomarker analyses to be evaluated in DRAGON study

Immunophenotyping
Assessment of immune landscape

Examples:

- Histochemical characterization tumor immune contexture (e.g. CD8+)
  - Classification of inflamed, excluded or immune desert tumors and tumor nests
  - Ability of SRK-181 to overcome tumor immune exclusion
- Analysis of immune response markers (e.g. PD-L1)
- Changes to intra-tumoral and/or circulating immune cell contexture (MDSC)

TGFβ1 **pathway evaluation**
Assessment of signaling pathway

- Show evidence of the SRK-181 target engagement
  - e.g. circulating TGFβ1 levels
- TGFβ pathway modulation:
  - e.g. Histochemical analysis of pSMAD
  - e.g. RNA based TGFβ gene signatures and pathway analyses

ScholarRock 21

   Preclinical data provide scientific rationale to evaluateperipheral samples for evidence of SRK-181 activity      ImmunophenotypingAssessment of immune landscapeMeasurement of MDSCs in circulation may provide indirect evidence of drug action on the tumorMyeloid-derived suppressor cells (MDSCs) have immune suppressive functionsSRK-181 plus anti-PD1 combination drive MDSC levels down significantly in the tumor microenvironmentCirculating MDSC levels inversely correlate with tumor volume following SRK-181 and anti-PD1 treatment in MBT-2 tumor modelBoth tumoral and circulatory MDSC are being evaluated in the DRAGON study  0 500 1000Tumor Volume (mm3)MBT-2 bladder tumor model IgG, anti-PD-1 and SRK-181-mIgG1 dosed d1, d7                                                                                                                                                                        0  20  40  60  80  Circulating gMDSC (%CD45)              IgG Ctrl SRK-181Anti-PD-1Anti-PD-1+SRK-1811 mpk3 mpk10 mpk  Circulating MDSC inversely correlate with tumor volume  22  Analysis on day 10

   New Horizons in TGFβ Selectivity

Selectively Targeting Large Latent Complexes To Achieve Context-Dependent TGFβ1 Inhibition

- Large latent complexes present TGFβ1 though covalent interaction with "presenting molecules" which are cell-type specific
  - LTBP1 and LTBP3 present TGFβ in connective tissue
  - GARP and LRRC33 present TGFβ on the cell surface of immune cells
- Antibodies that *selectively* block TGFβ1 activation in different contexts may allow fine-tuning of therapeutic index
  - LTBP-selective targeting for fibrosis
  - GARP/LLRC33-selective targeting for immunomodulation
- Scholar Rock has identified a portfolio of antibodies that selectively bind TGFβ1 in a context dependent manner

Fibrotic Tissue

LTBP1 and LTBP3 present TGFβ1 in connective tissue


Epithelial Cell
$\alpha_v\beta_6$ Integrin
Latent TGF-β
Latent TGF-β binding protein (LTBP)
Fibrillin
Extracellular matrix

Immune Cells

GARP presents TGFβ1 on Tregs

LRRC33 presents TGFβ1 on macrophages


Integrin expressing cell
$\alpha_v\beta_8$ Integrin
Latent TGF-β
GARP or LRRC33
T_{reg}

ScholarRock 24

   Specificity for LTBP-Selective Context Maintains Anti-Fibrotic Activity  Antifibrotic efficacy and safety demonstrated in multiple rodent models of kidney fibrosis with context selective LTBP-TGF�1 antibodyLTBP-selective inhibition is as effective as context-dependent inhibition suggesting that LTBP-driven TGF�1 is driving fibrosisRat adenine-deficient diet model:  Reduction of fibrosis observed via decrease in collagen and hydroxyproline stainingImproved kidney function observed via reduction ofplasma BUN and creatinineSignificant reduction in multiple TGF� related pro- fibrotic gene expression  Mouse model of Alport’s Disease (Col4A3-/-):Suppression of SMAD2 phosphorylation; indicative ofinhibition of TGF� signaling  IgG 30 mg/kg  IgG Ctrl 30 mg/kg  30 mg/kg)  10 mg/kg  3 mg/kg                                                                                                                                                                            0  2  4  6  %pSMAD2+ Nuclei  *** *  *  Het  (Col4A3 KO)  Anti-LTBP-TGF�1 suppresses TGF�1 signaling in Alport mouse kidneyAlport mice      Anti-LTBP-TGF�1  * P < 0.05** P <0.01***P<0.001vs. IgG  25

Portfolio Spanning All Stages of Discovery and Development

	2021 Q4	2022 Q1	Q2	Q3	Q4

Apitegromab
Spinal Muscular Atrophy (SMA)

- SAPPHIRE Phase 3 Trial
- TOPAZ extension (*55 of the 57 patients who completed TOPAZ 12-month period continue to participate in the extension*)

Apitegromab
Other Indications

- *Continued Studies to Explore Opportunities to Serve Broader SMA Population (e.g., Type 1 and ambulatory SMA)*
- *Multiple opportunities for additional myostatin-related indications beyond SMA and muscular dystrophies*

SRK-181
Immuno-Oncology and Oncology

- DRAGON Part A: dose escalation and continued follow-up
- DRAGON Part B: parallel POC evaluations in multiple tumor types
  - Urothelial Carcinoma
  - Melanoma
  - Non-small Cell Lung Cancer (NSCLC)
  - Clear Cell Renal Cell Carcinoma (ccRCC)
  - Other Solid Tumor Types

Preclinical/ Platform

- Continue to discover and advance preclinical programs
  - TGFβ1 in Fibrosis (LTBP)
  - RGMc (BMP6 Co-Receptor)
  - Additional Early Programs

ScholarRock 26

   Appendix

Apitegromab: Pairing the latent form with important translational insights

Scholar Rock's Guiding Principles for Neuromuscular Indication Selection	Key Characteristics of Spinal Muscular Atrophy (SMA)
Younger population	Genetic disorder with onset in childhood
At least partially intact innervation and no structural muscle abnormalities	Partial neural connectivity and atrophied muscles that largely retain structural integrity
Need for increase in fast-twitch muscle fibers	Substantial deficit in fast-twitch fibers
Clinical trial endpoint driven by fast-twitch fiber function	Fast-twitch fiber function has a prominent role in SMA outcome measures

ScholarRock 28

   Apitegromab: Muscle-Directed Therapy Aimed at Complementing SMN Upregulators  29  Adapted from images courtesy of the SMA Foundation  Myostatin is a negative regulator of skeletal muscle growthApitegromab is a fully human, mAb that specifically binds to proforms of myostatin and inhibits myostatin activation  Apitegromab is a muscle-directed approach aimed at improving motor function  Apitegromab  SMN upregulators prevent further degeneration of motor neurons...but do not directly addressmuscle atrophy              Motor neurondegeneration  Muscle fiber atrophy

Apitegromab Phase 2 Trial Design

TOPAZ

Patients with Type 2 and 3 SMA

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2 patients (ages ≥2) on chronic maintenance nusinersen (initiated <5 years of age)
- Apitegromab 2 mg/kg and 20 mg/kg IV Q4W + nusinersen

Key objectives: HFMSE and safety at 12 months

- Non-ambulatory Type 2/3 patients (ages 5-21) on chronic maintenance nusinersen (initiated ≥5 years of age)
- Apitegromab 20 mg/kg IV Q4W + nusinersen

Key objectives: RHS and safety at 12 months

- Ambulatory Type 3 patients (ages 5-21)
- Apitegromab 20 mg/kg IV Q4W monotherapy or with chronic nusinersen maintenance

Patients on background SMN therapy were in chronic maintenance phase of nusinersen (~5 mean maintenance doses at baseline)

55 of the 57* patients who completed TOPAZ 12-month period continue to participate in the extension

*Excludes one patient from Cohort 1 that discontinued from the trial

ScholarRock 30

   Baseline CharacteristicsNusinersen-treated patients well into chronic maintenance phase  31    Non-Ambulatory,Ages ≥2 and initiated nusinersen <5 years      Non-Ambulatory, Ages 5-21  Ambulatory, Ages 5-21        20 mg/kg+nusinersen  2 mg/kg+nusinersen  Pooled  20 mg/kg+nusinersen  20 mg/kgmonotherapy  20 mg/kg+nusinersen  Pooled  N  10  10  20  15  11  12  23  Mean age at baseline (min, max)  3.8 (2, 6)  4.1 (2, 6)  4.0 (2, 6)  11.7 (8, 19)  12.1 (7, 19)  13.1 (7, 21)  12.6 (7, 21)  Mean RHS score (min, max)          47.6 (26, 63)  51.3 (43, 62)  49.6 (26, 63)  Mean HFMSE score (min, max)  23.5 (14, 42)  26.1 (12, 44)  24.8 (12, 44)  22.7 (13, 39)        Mean # of nusinersen maintenancedoses (min, max)  5.4 (3, 8)  5.5 (2, 9)  5.5 (2, 9)  5.1 (2, 9)  N/A  5.6 (2, 8)  N/A  SMN2 Gene Copy* (#, %)                2  1 (10%)  1 (10%)  2 (10%)    1 (9%)  0 (0%)  1 (4%)  3  8 (80%)  8 (80%)  16 (80%)  11 (73%)  4 (36%)  9 (75%)  13 (57%)  4  0 (0%)  1 (10%)  1 (5%)  2 (13%)  4 (36%)  1 (8%)  5 (22%)  Discontinuation(s)  0  0  0  0  0  1**  1**  *Data not available for all patients**Patient who discontinued study for reasons unrelated to study drug HFMSE=Hammersmith Functional Motor Scale Expanded; RHS=Revised Hammersmith Scale  Data on file. Scholar Rock, Inc. Cambridge, MA

   Non-Ambulatory Type 2 Cohort:Initiated nusinersen age <5  32  Apitegromab (20 mg/kg) + nusinersen  n=8  Mean change from baseline in HFMSE (95% CI)  +7.1(1.8, 12.5)  # (%) patients achieving:    ≥1-pt increase in HFMSE  7/8 (88%)  ≥3-pt increase in HFMSE  5/8 (63%)  ≥5-pt increase in HFMSE  5/8 (63%)  Baseline characteristics: mean (min, max)  n=10  Age  3.8 (2, 6)  HFMSE score  23.5 (14, 42)  # of nusinersen maintenance doses  5.4 (3, 8)  Sizable increases in HFMSE observed in patients already treated with chronic maintenance nusinersen88% (7/8) improved63% (5/8) with ≥5-point increase38% (3/8) with >10-point increaseContinuous and durable improvements observed through 12-months of treatment    Data on file. Scholar Rock, Inc. Cambridge, MA

   Non-Ambulatory Type 2/3 Cohort:Initiated nusinersen age ≥5  Apitegromab (20 mg/kg) + nusinersen  Per Protocol Population* (n=13)  Intent-to-Treat Population (n=14)  Mean change from baseline in HFMSE (95% CI)  +1.2(-0.5, 2.9)  +0.6(-1.4, 2.7)  # (%) patients achieving:      ≥1-pt increase in HFMSE  9/13 (69%)  9/14 (64%)  ≥3-pt increase in HFMSE  4/13 (31%)  4/14 (29%)  ≥5-pt increase in HFMSE  2/13 (15%)  2/14 (14%)  Baseline characteristics: mean (min, max)  n=15    Age  11.7 (8, 19)    HFMSE score  22.7 (13, 39)    # of nusinersen maintenance doses  5.1 (2, 9)    33  Majority of patients improved in HFMSE (despite initiating background nusinersen age ≥5)~2/3 with ≥1-point increase~30% with ≥3-point increaseDurability of effect observedthrough 12-months of treatment    *Patient had concomitant exposure to an acetylcholinesterase inhibitor, which was not permitted per the TOPAZ trial protocolData on file. Scholar Rock, Inc. Cambridge, MA

   Majority of Ambulatory Patients Maintained or Improved in RHS Score from Baseline  34    Apitegromab 20 mg/kg monotherapy  Apitegromab 20 mg/kg + nusinersen  Mean change from baseline in RHS (95% CI)  -0.4 (-3.9, 3.1)  -0.3 (-2.0, 1.4)  # (%) patients achieving:      ≥0-pt increase in RHS  6/11 (55%)  7/12 (58%)  ≥1-pt increase in RHS  4/11 (36%)  5/12 (42%)  ≥3-pt increase in RHS  3/11 (27%)  2/12 (17%)  Baseline characteristics: mean (min, max)  n=11  n=12  Age  12.1 (7, 19)  13.1 (7, 21)  HFMSE score  47.6 (26, 63)  51.3 (43, 62)  # of nusinersen maintenance doses  n/a  5.6 (2, 8)  Majority maintained or improved57% (13/23) with ≥0-point increase39% (9/23) with ≥1-point increaseUp to 8-point increase observedResults contrast with declines typically observed with natural history of ambulatory patients  Data on file. Scholar Rock, Inc. Cambridge, MA

Pharmacokinetic and Pharmacodynamic Data are Supportive of Clinically Observed Effects

Pharmacokinetics* (PK)



TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)
Mean (±SD) SRK-015 Concentration (µg/mL)
10000
1000
100
10
1
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)

- Dose-proportional and sustained drug exposure following chronic administration of apitegromab

Pharmacodynamics (PD)



Mean (±SD) Latent Myostatin Concentration (ng/mL)
10000
1000
100
10
1
0 28 56 84 112 140 168 196 224 252 280 308 336 364
Time (days)
TOPAZ Cohort 1 (20 mg/kg)
TOPAZ Cohort 2 (20 mg/kg)
TOPAZ Cohort 3 (20 mg/kg)
TOPAZ Cohort 3 (2 mg/kg)

- Both 2 mg/kg and 20 mg/kg doses yielded high levels of target engagement (>100-fold increase from baseline)
- 20 mg/kg dose offers relatively higher magnitude of target engagement than 2 mg/kg dose

High levels of target engagement achieved by both doses, with relatively higher absolute levels with high dose

*Starting at day 28, measures are pre-dose trough levels

Data on file. Scholar Rock, Inc. Cambridge, MA

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     HFMSE Improvements Observed Across Age Range of Non-Ambulatory Patients with Relatively Larger Gains from Earlier Treatment  *Pooled cohorts of non-ambulatory patients treated with apitegromab 20 mg/kg and 2 mg/kg; excludes 4 patients who each missed 3 doses of apitegromabdue to COVID-19-related site access restrictions and were not included in the primary (intent-to-treat) analysis. Data on file. Scholar Rock, Inc. Cambridge, MA  HFMSE change from baseline  Youngest (2 years)  Oldest (19 years)    Age of patient at baseline in TOPAZ  36

   Analysis overview*:Pooled patients (n =16) of age 2-12 years from the intent-to-treat population of the two non-ambulatory cohortsNusinersen initiated at age < 5 years: n = 8Nusinersen initiated at age > 5 years: n = 812 months of apitegromab 20 mg/kg as add-on to background nusinersenPatients were all in chronic maintenance phase of nusinersenHFMSE change from baseline  TOPAZ Age 2-12 Exploratory Analysis (Non-Ambulatory Type 2/3 SMA)  37  *Exploratory, post hoc analysis

   Mean HFMSE increase of 4.4 points, with majority experiencing > 3-point increases on top of background SMN therapyHFMSE gains also notable in subset of individuals in this analysis who had started background nusinersen at age > 5: 75% (6/8) with > 1-point increase and 50% (4/8) with > 3-point increase*Exploratory, post hoc analysis  TOPAZ Age 2-12 Analysis* in Pooled Non-Ambulatory CohortsTransformative Potential as Add-on for Apitegromab  Non-Ambulatory Type 2/3 SMA(Apitegromab 20 mg/kg; Intent-to-Treat Population)  Age 2-12 years (n=16)  Mean HFMSE change from baseline (95% CI)  +4.4(1.3, 7.4)  # (%) patients with ≥1-pt increase in HFMSE  13/16 (81%)  # (%) patients with ≥3-pt increase in HFMSE  9/16 (56%)  38

SAPPHIRE Details

SAPPHIRE

Main population

- Age 2-12, non-ambulatory Type 2 and Type 3 SMA
- Chronic maintenance phase of SMN Rx (minimum prior duration of treatment before screening of 10 mo's for nusinersen or 6 mo's for risdiplam)
- Stratified randomization to ensure balanced allocation: 1) age at SMN Rx initiation (age < 5 vs age ≥ 5) 2) background SMN Rx (nusinersen vs. risdiplam)

Endpoints

- Primary efficacy: HFMSE
- Add'l efficacy measures: RULM, WHO, other outcome measures
- Safety, PK/PD, ADA

Analysis

- Topline readout based upon main efficacy population (age 2-12) and focused upon apitegromab 20 mg/kg* vs. placebo
- Interim analysis opportunity when ≥ 50% of patients in main efficacy population have completed 12 months

Additional Data Opportunities

- Open-label extension (after patients complete 12-month period); focused upon safety & exploratory longer-term efficacy
- Exploratory population (age 13-21): n=48 (2:1 randomization between apitegromab 20 mg/kg vs placebo, as add-on to background SMN Rx); focused upon safety & exploratory efficacy

*To control type I error caused by multiple comparisons, the efficacy analysis will first compare the apitegromab 20 mg/kg arm against placebo before any testing of apitegromab 10 mg/kg against placebo

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 Increases in HFMSE Not Correlated with Duration of PriorNusinersen Treatment  Change in HFMSE Not Correlated With Number of Nusinersen Maintenance Doses(post-hoc analysis of TOPAZ non-ambulatory patients)  Further data suggesting increases in HFMSE may be attributable to apitegromab  No correlation between duration of prior nusinersen treatment and change in HFMSEPatients in TOPAZ were already in chronic maintenance phase of nusinersen (mean of~2 years at enrollment)  Data on file. Scholar Rock, Inc. Cambridge, MA                                                                      -10  -5  0  5  10  15  20  HFMSE change from baseline    2(~10 months)  9(~3 years)    # of maintenance nusinersen doses 5(~2 years)  40

WHO Motor Development Milestone Achievements Further Support Apitegromab's Potential to Improve Motor Function

Non-ambulatory Type 2/3 Patients	Pooled	Initiated nusinersen age <5	Initiated nusinersen age ≥5
# of patients gaining ≥1 WHO motor milestone(s)	7/35	4/20	3/15

Following 12 months of apitegromab treatment…



Sitting without support

Hands & knees crawling



Standing with assistance

Walking with assistance

Standing alone



Walking alone



WHO motor milestone analysis included all patients who completed the 12-month treatment period, including 4 patients who missed 3 doses of apitegromab due to COVID-19-related site access restrictions. Median baseline score for both non-ambulatory cohorts was 1.0.
1 patient (initiated nusinersen age ≥5) gained 2 new motor milestones and 1 patient (initiated nusinersen age <5, 20 mg/kg) gained 3 new motor milestones
Pictures are not of patients with SMA and are not meant to be representative of patients with SMA. Data on file. Scholar Rock, Inc. Cambridge, MA.

ScholarRock 41

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells



TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)
Tumor cells

- Pathway analysis in patient tumors points to TGFβ1 as major determinant of primary resistance to anti-PD-(L)1 therapy
- TGFβ1 creates 'immune excluded' tumor microenvironment

ScholarRock 42

TGFβ1 Blockade with SRK-181-mIgG1 Rendered Preclinical Tumor Models Susceptible to Anti-PD1 Therapy



Bladder Cancer
Breast Cancer (TGFβ1/3 co-expressing)
Tumor volume (mm3)
SRK-181-mIgG1* (10 mg/kg QW)
Responders 0/12
Anti-PD1 (10 mg/kg BIW)
0/13
Anti-PD1/ SRK-181-mIgG1 (3 mg/kg QW)
4/14
Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW)
8/14
Control
Responders 0/9
Anti-PD1 (10 mg/kg BIW)
0/9
SRK-181-mIgG1* (10 mg/kg QW)
0/10
Anti-PD1/ SRK-181-mIgG1 (10 mg/kg QW)
5/10
Days after treatment initiation

Preclinical data published in *Science Translational Medicine*. Martin CJ, et al. *Sci Transl Med*. 2020 Mar 25;12(536):eaay8456. https://scholarrock.com/platform/publications/.

*SRK-181-mIgG1 is the murine version of SRK-181; responder defined as tumor size <25% endpoint volume at study end.

ScholarRock

43

   44  “Longer-term treatment with nusinersen: results in later-onset spinal muscular atrophy from the SHINE study” P.257, World Muscle Society Congress 2020 This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results.  Plateauing of HFMSE gains apparent following initial treatment effects for nusinersen...  Mean (+ SE) Change in HFMSE Total Score From Baseline  690 930Analysis Visit, days  1170  1410  1650  -41 92 169 253 350 450  876543210-1-2-3    <1-point increase in HFMSE after~ first year of treatment  +3.9-points  +4.6-points  Unmet Need for Motor Function Gains    Initial treatmentCHERISH    Chronic maintenance phaseSHINE    Patients with Type 2 and 3 SMA Continue to Experience MajorFunctional Deficits Despite Improvement from SMN Therapy*  Mean improvement in HFMSE experienced in nusinersen Phase 3 CHERISH trial   3.9-point HFMSE  increase from baseline(4.9 point increase relative to sham ctrl)            0  20  40  60  80  HFMSE Score at Month 15  Total Possible HFMSE Score of 66  Motor function impairment    Significant motor function deficits still present...

Non-Ambulatory Type 2/3 SMA:
Majority of Patients Started on SMN Rx After Age 5 Do Not Experience Motor Function Increases*

Nusinersen CHERISH Trial in Later-Onset SMA†



Nusinersen (N=66)
Control (N=34)
Change from Baseline to Months 15 in HFMSE Score
15
10
5
0
-5
-10
-15
2
4
6
8
Age (yr)

In patients with later-onset SMA who were age ≥5 at screening…

- Primary benefit of nusinersen – stabilization of motor function
- Majority of patients do not experience HFMSE increases

Risdiplam SUNFISH Trial in Later-Onset SMA††



Risdiplam
Placebo
% of patients with ≥3 change in MFM32 total at Month 12
100
80
60
40
20
0
2-5 years
6-11 years
12-17 years
18-25 years
Change in MFM32 total score

- Low percentage of patients over the age of 5 achieved ≥3-point increase on MFM32 scale, even with risdiplam treatment
- HFMSE secondary endpoint showed a mean 0.58-point improvement over placebo (not statistically significant)

† *Source:* Mercuri E, et.al. Nusinersen versus sham control in later-onset spinal muscular atrophy. *N Engl J Med.* 2018;378:625-635.
†† Efficacy and safety of risdiplam (RG7916) in patients with Type 2 or non-ambulant Type 3 spinal muscular atrophy (SMA) Roche/PTC Therapeutics
*This third-party information is provided for background only and is not intended to convey or imply a comparison to the TOPAZ clinical trial results

ScholarRock 45

Safety Results from TOPAZ 12-Month Top-Line Analysis Support Evaluation of Apitegromab in Phase 3 Trial

Treatment-emergent adverse events (TEAEs)	Apitegromab 2 mg/kg (n=10)	Apitegromab 20 mg/kg (n=48)	Total (n=58)
Any TEAE	9 (90.0%)	44 (91.7%)	53 (91.4%)
Any Serious TEAE	1 (10.0%)	4 (8.3%)	5 (8.6%)
Any TEAE leading to study drug discontinuation	0 (0.0%)	1 (2.1%)	1 (1.7%)
Any Grade 3 (severe) or higher TEAE	0 (0.0%)	3 (6.2%)	3 (5.2%)

- **Five most frequently reported TEAEs*:** Headache (24%), pyrexia (22%), upper respiratory tract infection (22%), cough (22%), and nasopharyngitis (21%).
- SAEs, Grade 3 AEs and AE leading to early study discontinuation were all assessed by investigators as unrelated to study drug
- **Anti-drug antibodies (ADA)** were present at low titers following apitegromab treatment in 3 out of 58 enrolled patients. No apparent impact on drug exposure was observed and was not associated with any hypersensitivity reactions.

Incidence and severity of AEs were consistent with the underlying patient population and background therapy

Treatment-emergent adverse events (TEAEs) are defined as AEs that start after the first dose of study drug or start prior to the administration of study drug and worsen in severity/grade or relationship to investigational medication after the administration of study drug.
**TEAE rates are across all patients in TOPAZ trial*
Data on file. Scholar Rock, Inc. Cambridge, MA

ScholarRock 46

Significant Interest in Potential Role of TGFβ Inhibition in Immuno-Oncology

Nature (online), Feb. 14, 2018.

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

February 2019: *"GSK and Merck KGaA, Darmstadt, Germany announce global alliance to jointly develop and commercialise M7824, a novel immunotherapy with potential in multiple difficult-to-treat cancers"*

- €300 million upfront and up to €3.7 billion total

June 2019: *"Merck to Acquire Tilos Therapeutics: Merck Gains Portfolio of Investigational Antibodies Modulating TGFβ"*

- $773 million total potential deal value

Article

Cell

Genomic and Transcriptomic Features of Response to Anti-PD-1 Therapy in Metastatic Melanoma

Authors

Willy Hugo, Jesse M. Zaretsky, Lu Sun, Douglas B. Johnson, Antoni Ribas, Roger S. Lo

Volume 165, Issue 1, 24 March 2016, Pages 35-44

NATURE REVIEWS | CLINICAL ONCOLOGY

TGFβ biology in cancer progression and immunotherapy

Rik Derynck[1,2,3], Shannon J. Turley[4] and Rosemary J. Akhurst[2,3]

July 24, 2020: https://doi.org/10.1038/ s41571-020-0403-1

August 2020: *"Bristol Myers Squibb Enters Agreement to Acquire Forbius TGF-beta Program"*

ScholarRock 47

     Cancer Genome Atlas RNAseq analysis of>10,000 samples spanning 33 tumor types*  Substantial % of solid tumors exhibit immune exclusion    Emerging Evidence Implicates TGFβ1 as Driving Primary Resistance to Checkpoint Inhibitors      Human Tumor Analyses Reveal TGFβ1 as Most Likely Driver of TGFβ Signaling Pathway in Cancers  48  †Priti H, et al. Top 10 challenges in cancer immunotherapy. Immunity. 2020 Jan 14:52(1):17-35. https://doi.org/10.1016/j.immuni.2019.12.011.*Source: National Cancer Institute - Cancer Genome Atlas Program.

DRAGON Part A: Dose Escalation Update and Safety Data

- Median number of prior lines of therapy was 4 (range 1, 9) for Part A1 and 4 (range 2, 6) for Part A2
- No dose-limiting toxicities have been observed with SRK-181 in Part A (as of Oct. 12, 2021), evaluating doses as high as the following thus far:
  - Part A1 : doses up to 3000 mg Q3W and 2000 mg Q2W as a monotherapy
  - Part A2: 1600 mg Q3W in combination with anti-PD-(L)1 therapy
- Most common (>10%) treatment-related TEAEs* of any grade were fatigue, decreased appetite, and nausea (Part A1) and rash maculo-papular (Part A2)

*TEAE = treatment-emergent adverse event

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DRAGON Part A: Preliminary Pharmacokinetics (PK)Summary of SRK-181  50  SRK-181 displayed typical monoclonal antibody PK characteristicsBased on a power model, dose- proportional PK was observed for SRK-181The T1/2 of SRK-181 was 5.4 to 10.7days